                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                December 30, 1999
                        (Date of earliest event reported)

                       KINDER MORGAN ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)




               DELAWARE                                1-11234                               76-0380342
     (State or other jurisdiction                    (Commission                          (I.R.S. Employer
           of incorporation)                         File Number)                         Identification No.)



                            1301 McKinney, Suite 3400
                              Houston, Texas 77010
          (Address of principal executive offices, including zip code)


                                  713-844-9500
              (Registrant's telephone number, including area code)

ITEM 5.           OTHER EVENTS.

         Kinder Morgan Energy Partners, L.P., a Delaware limited partnership ("KMEP"), has entered into a Contribution Agreement dated as of December 30, 1999 (the "Agreement"), among KMEP, Kinder Morgan G.P., Inc., a Delaware corporation and the sole general partner of KMEP ("KMGP"), Kinder Morgan, Inc., a Kansas corporation ("KMI"), Natural Gas Pipeline Company of America, a Delaware corporation ("NGPL"), and KN Gas Gathering, Inc., a Colorado corporation ("KNGG"). Pursuant to the Agreement, KMEP will issue an aggregate of 9,810,000 common units representing limited partnership units of KMEP to KMI, NGPL and KNGG and will make a special distribution in the amount of $330,000,000 to KMI in exchange for the contribution to KMEP or to KMEP's designee of:

         (i) all of KMI's interest in KN Interstate Gas Transmission Co., a Colorado corporation that will be converted into a single-member limited liability company prior to the closing of the Agreement;

         (ii) all of NGPL's interest in NGPL-Trailblazer, Inc., a Delaware corporation that will be converted into a single-member limited liability company prior to closing of the Agreement; and

         (iii) all of KNGG's interest in Red Cedar Gathering Company, a Colorado general partnership.

         The closing of the Agreement, expected to occur in January 2000 but to be effective as of December 31, 1999, is conditioned upon, among other things:

         (i) clearance under the Hart-Scott-Rodino Act of 1976, for which early termination was received on January 12, 2000;

         (ii) the listing of KMEP's common units to be issued pursuant to the Agreement with the New York Stock Exchange, which listing has been authorized by the New York Stock Exchange;

         (iii) the receipt of all necessary third-party consents;

         (iv) satisfactory completion of due diligence;

         (v) receipt of a fairness opinion by the Board of Directors of KMGP on behalf of KMEP and by the Board of Directors of KMI from each of their respective financial advisors; and

         (vi) the approval of the Board of Directors of KMGP, on behalf of KMEP, and the Board of Directors of KMI.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits.

                  The following materials are filed as exhibits to this Current Report on Form 8-K.

         Exhibit
         Number           Description
         -------          -----------
         99.1             Contribution Agreement, dated as of December 30, 1999,
                          by and among KMEP, KMGP, KMI, NGPL and KNGG.

                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KINDER MORGAN ENERGY PARTNERS, L.P.
                                       (A Delaware Limited Partnership)

                                       By:  KINDER MORGAN G.P., INC.,
                                            its general partner


Dated: January 14, 2000                By:  /s/ Joseph Listengart
                                          --------------------------------------
                                            Joseph Listengart
                                            Vice President, General Counsel and
                                            Secretary

                                 EXHIBIT INDEX

         EXHIBIT
         NUMBER           DESCRIPTION
         -------          -----------
         99.1             Contribution Agreement, dated as of December 30, 1999,
                          by and among KMEP, KMGP, KMI, NGPL and KNGG.